                                 EXHIBIT 10.25
RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

FOOTHILL CAPITAL CORPORATION
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California  90025-3333
Attn:  Loan Security Department

                   SUBORDINATION AND INTERCREDITOR AGREEMENT
                   -----------------------------------------

     This Subordination Agreement ("Agreement"), dated as of July 10, 1996, is entered into between FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), and USTRAILS INC., a Nevada corporation ("Creditor"), in light of the following:

     FACT ONE:  The mortgage(s) or deed(s) of trust set forth in Exhibit A
     --------
attached hereto and incorporated herein (together with any and all other security instruments recorded against the Property, as defined below, in favor of Creditor or any Affiliate of Creditor, and any past, present or future amendments, modifications, restatements, or supplements to any of the foregoing are collectively, the "Creditor Mortgage") have previously been recorded against the real property described on Exhibit B attached hereto and incorporated herein (the "Property") in favor of Creditor. The obligations secured by the Creditor Mortgage are also secured by certain financing statements and other documents or security instruments (collectively, the "Creditor Additional Liens": The Creditor Mortgage, together with the Creditor Additional Liens are collectively, the " Liens"). The mortgagor or trustor listed in Exhibit A, together with any successors or assigns of such entity, is the current owner of the Property and together with future successors or assigns is referred to herein as the "Borrower".

     FACT TWO:  Contemporaneously herewith, Lender is entering into certain
     --------
financing arrangements with, inter alia, Creditor and Borrower pursuant to,
                             ----- ----
inter alia, that certain Loan and Security Agreement, of even date herewith
- ----- ----
(together with any future amendments, modifications, restatements, or supplements thereto, the "Loan Agreement": capitalized terms not otherwise defined herein have the meaning set forth in the Loan Agreement).

     FACT THREE:  Creditor is the direct or indirect parent of Borrower and is
     ----------
interested in the financial success of Borrower.

     FACT FOUR:  Contemporaneously herewith and dated of even date herewith, to
     ---------
secure, inter alia, Borrower's obligations to Lender under the Loan Agreement,
        ----- ----
Borrower is executing and delivering to Lender a mortgage or deed of trust encumbering the Property (together with any future amendments, modifications, restatements, or supplements thereto, the "Lender Mortgage") together with certain financing statements and other documents or security instruments (collectively, the "Lender Additional Liens: the Lender Mortgage and the Lender Additional Liens are collectively, the "Lender Liens").

     FACT THREE: Creditor agrees that the Lender would not enter into the Loan
     ----------
Documents absent the delivery to Lender of this Agreement.

     NOW, THEREFORE, Lender and Creditor agree as follows:

     1.  Definition of Obligations.  The term "Obligations" is used in this
         -------------------------
Agreement in its broadest and most comprehensive sense and shall mean all present and future indebtedness of Borrower which may be, from time to time, directly or indirectly incurred by Borrower, including, but not limited to, any negotiable instruments evidencing the same, and all guaranties, debts, demands, monies, indebtedness, liabilities, and obligations owed or to become owing, including interest, principal, prepayment premiums, if any, "Foothill Expenses" (as defined in the Loan Agreement), costs, and other charges, and all claims, rights, causes of action, judgments, decrees, remedies, security interests, or other obligations of any kind whatsoever and howsoever arising, whether voluntary, involuntary, absolute, contingent, or by operation of law.

     2.  Subordination of Creditor Obligations and Liens.  Any and all
         -----------------------------------------------
Obligations owed to Creditor ("Creditor Obligations") including, but not limited to, the Obligations of Borrower owing to Creditor secured by the Creditor Liens together with any and all collateral and liens now or hereinafter securing the Creditor Obligations, including but not limited to the Creditor Liens ("Creditor Collateral") are hereby subordinated to any and all Obligations owed to Lender or any assignee or refinancing lender, including, but not limited to, those Obligations arising pursuant to the Loan Agreement or any other agreement or agreements between Lender and Borrower, now or hereafter existing, whether matured or not, including any interest which, but for the application of the provisions of the Federal Bankruptcy Code, would have accrued on such amounts (collectively, the "Lender Obligations") together with any and all collateral and liens now or hereinafter securing the Lender Obligations, including but not limited to the Lender Liens ("Lender Collateral"). Except as may be expressly provided for in this Agreement or in the Loan Agreement, no payment shall be
made by Borrower on the Creditor Obligations until:   (a) all of the Lender
Obligations have been indefeasibly paid by Borrower in full, in cash; and (b) all obligations of Lender under the Loan Agreement to make loans or advances to, or to issue or guarantee letters of credit for the account of, Borrower shall have terminated.

     3.  Insolvency.  In the event of any assignment by Borrower for the benefit
         ----------
of Borrower's creditors, of any voluntary or involuntary bankruptcy proceedings instituted by or against Borrower, of the appointment of any receiver for Borrower or Borrower's business or assets, or of any dissolution or other winding up of the affairs of Borrower or of Borrower's business (collectively, "Insolvency Proceedings"), and in all such cases respectively, the officers of Borrower and any assignee, trustee in bankruptcy, receiver, and other person or persons in charge, are hereby directed to pay to Lender the full amount of the Lender Obligations (including all interest accruing, and all interest which, but for the application of the Federal Bankruptcy Code, would have accrued, after the commencement of any such Insolvency Proceeding), in cash, before making any payments or distributions of any kind to Creditor. Lender is hereby irrevocably constituted and appointed the attorney-in-fact of Creditor to demand, sue for, collect, or receive any payments due Creditor on the Creditor Obligations in any Insolvency Proceeding, and to file any and all proofs of claim, financing statements, and any other documents and to take all other action (including voting any or all of Creditor's claims in any Insolvency Proceeding), either in Lender's name or in the name of

Creditor, which in Lender's opinion is necessary or desirable to enable Lender to be paid and satisfied in full prior to any payments being made to Creditor in any Bankruptcy Proceeding.

     4.  Limitations on Creditor's Actions.  Except as may be expressly provided
         ---------------------------------
for in this Agreement or in the Loan Agreement, so long as any of the Lender Obligations remains unpaid, in whole or in part, and so long as Lender is committed or otherwise obligated to make loans and advances to, or guarantee letters of credit for the account of, Borrower pursuant to the Loan Agreement, Creditor agrees not to: (i) accelerate or collect or receive, either directly or indirectly, payment upon, by setoff or in any other manner, any portion of the Creditor Obligations; (ii) sell, assign, exchange, redeem, transfer, pledge, or give a security interest in the Creditor Obligations; (iii) enforce, collect, realize upon, or apply any collateral security now or hereafter existing for the Creditor Obligations; (iv) commence, prosecute, or participate in any administrative, legal, or equitable action that might adversely affect Borrower or Lender or either of their interests; (v) join in any Insolvency Proceeding (to the extent that such action will have the affect of Creditor receiving any amounts prior to the Lender Obligations being paid and satisfied in full) or commence or file an involuntary Insolvency Proceeding against the Borrower; (vi) take any lien on or security interest in any of Borrower's real or personal property; (vii) incur any obligation to make, or receive any loans, advances, or gifts from Borrower; and (viii) modify any of the terms and conditions of the Creditor Obligations.

     5.  Legending Instruments.  Creditor agrees that if part or all of the
         ---------------------
Creditor Obligations shall be evidenced by one or more promissory notes or other instruments, Creditor shall place or cause to be placed on the face of each such note and instrument a legend stating that the payment thereof is subject to the terms of this Agreement and is subordinate to the prior payment of all of the Lender Obligations and shall, within the later of seven (7) days after the execution of any such promissory note or instrument or seven (7) days after the date of this Agreement, deliver a copy of such legended promissory note or legended instrument to Lender. Creditor agrees to mark all books of account in such manner as to indicate that payment thereof is subordinated pursuant to the terms of this Agreement.

     6.  Modification of Lender Obligations.  Creditor agrees that Lender shall
         ----------------------------------
have absolute power and discretion, without notice to Creditor, to deal in any manner with the Lender Obligations, including, but not by way of limitation, the power and discretion to do any of the following: (a) any demand for payment Creditor of any Lender Obligation may be rescinded in whole or in part, and any Lender Obligation may be continued, and the Lender Obligations or the liability of Borrower or any other party upon or for any part thereof, or any collateral security or guaranty therefor, or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, modified, amended, accelerated, compromised, waived, surrendered, or released; and (b) the Loan Agreement and any document or instrument evidencing or governing the terms of any other Lender Obligations or any collateral security documents or guaranties or documents in connection with the Loan Agreement or the Lender Obligations may be renewed, extended, amended, modified, supplemented, or terminated, in whole or in part, as Lender may deem advisable from time to time, and any collateral security at any time held by Lender for the payment of any of the Lender Obligations may be sold, exchanged, waived, surrendered, or released. Creditor will remain bound under this Agreement, and the subordination provided for herein shall not be impaired, abridged, released, or otherwise affected notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender, or release. The Lender Obligations shall conclusively be deemed to have been created, contracted, or incurred in reliance upon this Agreement, and all dealings between

Borrower and Lender shall be deemed to have been consummated in reliance upon this Agreement.

     7.  Creditor's Waivers.  Creditor waives:  (a) any and all notice of the
         ------------------
creation, modification, amendment, renewal, extension, or accrual of any of the Lender Obligations and notice of or proof of reliance by the Lender upon this Agreement; (b) and agrees not to assert against Lender any rights which a guarantor or surety could exercise; but nothing in this Agreement shall constitute Creditor a guarantor or surety; (c) the right, if any, to require Lender to marshal or otherwise require Lender to proceed to dispose of or foreclose upon collateral in any manner or order; and (d) any right of subrogation, contribution, reimbursement, or indemnity which it may have against Borrower arising directly or indirectly out of this Agreement until the Lender Obligations have been paid in full.

     8.  Continuing Nature of This Agreement.  Notwithstanding any action or
         -----------------------------------
inaction by Lender with respect to the Lender Obligations or with respect to any collateral therefor or any guaranties thereof, this Agreement, the obligations of Creditor owing to Lender, and Lender's rights and privileges hereunder, shall continue until indefeasible payment in full, in cash, of all of the Lender Obligations, including any replacement or refinancing thereof, and termination of any obligation of Lender to make loans or advances to, or guarantee letters of credit for the account of, Borrower. All rights, power, and remedies hereunder shall apply to all past, present, and future Lender Obligations, including those arising out of successive transactions which may continue, renew, increase, decrease, or from time to time create new Lender Obligations. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect, regardless of whether any party hereto in the future seeks to rescind, amend, modify, terminate, or reform, by litigation or otherwise, its respective agreements with Borrower.

     9.  Proceeds of Collateral.  Lender and Creditor agree and understand that
         ----------------------
some or all of the assets of Borrower which comprise the Creditor Collateral also comprise the Lender Collateral. These assets are referred to in this paragraph as the Collateral. Proceeds of Collateral include insurance and condemnation awards, settlements and proceeds (collectively, "proceeds"), and the priorities of the Lender and Creditor set forth in this Agreement shall apply to such proceeds. The Lender, having a senior lien on any Collateral shall, subject to such Lender's rights under its Loan Agreement with Borrower, have the sole and exclusive right to adjust or enforce settlement of insurance and condemnation claims in the event of any covered theft, destruction, casualty, other loss or actual or threatened condemnation action to such Collateral. All proceeds of such insurance and condemnation shall inure to the Lender named in any applicable loss payable endorsement and having a senior lien with respect to the insured Collateral, provided, however, that after full payment of the Lender Obligations any remaining insurance proceeds received by the Lender shall be promptly remitted to the Creditor or to Borrower, as applicable. The Creditor shall cooperate, if necessary, with the Lender in effecting payment by the insurer or governmental agency to the Lender.

     10.  No Creditor Liens; etc.  Creditor further agrees that in case Creditor
          ----------------------
shall, in contravention of the terms of this Agreement, take or receive any security interest in, or lien by way of attachment, execution, or otherwise, on any of the real or personal property of Borrower, or should take or join in any other measure or advantage contrary to this Agreement, at any time prior to the indefeasible payment in full, in cash, of all of the Lender Obligations, Lender shall be entitled to have the same vacated, dissolved, and set aside by such proceedings at law or otherwise as Lender may deem proper, and this Agreement shall constitute full and sufficient grounds therefor and shall entitle Lender to become a party to any proceedings at law or otherwise initiated by Creditor or by any other party, in or by which Lender may deem it proper to protect Lender's interest hereunder.

     11.  Creditor To Receive Payments, etc. in Trust.  Except as otherwise
          -------------------------------------------
expressly agreed to herein, if Creditor shall receive any payments, collateral security, or other rights in any property of Borrower in violation of this Agreement, such payment or property shall be received by Creditor in trust for Lender and shall immediately be delivered and transferred to Lender.

     12.  No Prior Subordinations.  No currently effective subordinations of the
          -----------------------
Creditor Obligations have previously been executed by Creditor for the benefit of anyone else other than in respect of the Senior Subordinated PIK Notes of Borrower, and the Senior Subordinated PIK Note subordination and any such subordinations hereafter executed (with respect to which Creditor shall provide notice to Lender) will be, and shall be expressed to be, subject and subordinate to the terms of this Agreement.

     13.  Financial Condition of Borrower.  Creditor represents and warrants to
          -------------------------------
Lender that Creditor is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Lender Obligations. Creditor further represents and warrants to Lender that Creditor has read and understands the terms and conditions of the Loan Agreement. Creditor hereby covenants that Creditor will continue to keep informed of Borrower's financial condition, the financial condition of other guarantors of the Lender Obligations, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Lender Obligations.

     14.  Reassignment of Creditor Additional Liens.  Pursuant to a certain
          -----------------------------------------
assignment executed contemporaneously herewith by Creditor in favor of Lender, Creditor has assigned the Creditor Liens to Lender as additional security for the Obligations (as defined in the Loan Agreement). Lender agrees to reassign the Creditor Liens to Creditor after payment in full of the Obligations (as defined in the Loan Agreement) (other than contingent unliquidated Obligations pursuant to Section 11.3 of the Loan Agreement).

     15.  Assignees, etc.  This Agreement shall be binding upon the heirs,
          --------------
administrators, personal representatives, successors, and assigns of Creditor, and shall inure to the benefit of Lender's successors and assigns.

     16.  Additional Documents.  Creditor agrees to execute and deliver, upon
          --------------------
the request of Lender, such documents and instruments (appropriate for filing or recording, if requested) as may be necessary or appropriate to fully implement or to fully evidence the understanding and agreements contained in this Agreement.

     17.  Severability.  Whenever possible, each provision of this Agreement
          ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     18.  Choice of Law; Venue.  The validity of this Agreement, its
          --------------------
construction, interpretation, and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the County of Los Angeles, State of California, or in Lender's sole discretion, such other court in which Lender shall initiate legal or equitable proceedings and which shall have subject matter jurisdiction over the matter in controversy. Creditor waives any rights it may have to assert the doctrine of forum non conveniens or to object to such venue and hereby
                ----- --- ----------
consents to any court ordered relief.

     19.  Collection Costs; Attorneys' Fees. In the event it becomes necessary
          ---------------------------------
for either party to commence any proceedings or actions to enforce the provisions of this Agreement, the court or body before which the same shall be tried shall award to the prevailing party all costs and expenses thereof, including, but not limited to, reasonable attorneys' fees and costs (including but not limited to fees and costs incurred pursuant to 11 U.S.C.), the usual and customary and lawfully recoverable court costs, and all other expenses in connection therewith.

     20.  Legal Descriptions.  Creditor shall amend the legal descriptions of
          ------------------
the Creditor Liens so that they are identical with the legal descriptions of the Lender Liens.

     21.  Counterparts.  This Agreement may be executed by the parties hereto in
          ------------
any number of separate counterparts. All of such counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

     22.  Waiver, Amendments, Etc.  The subordination provisions contained
          -----------------------
herein are for the benefit of Lender and its successors and assigns and may not be rescinded, cancelled, amended, or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed, without the prior written consent thereto of Lender or its successors or assigns.

     23.  Waiver of Jury Trial.  TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF
          --------------------
LENDER AND CREDITOR EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF CREDITOR AND LENDER WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH OF LENDER AND CREDITOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT LENDER OR CREDITOR MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHTS TO TRIAL BY JURY.

     This Agreement has been executed and delivered as of the date set forth in the first paragraph hereof.

                              USTRAILS INC.,
                              a Nevada corporation


                              By: s/ Harry J. White, Jr.
                                  ----------------------
                              Print Name: Harry J. White, Jr.
                              Title: Vice President



                              Address:  2711 LBJ Freeway, Suite 200
                                        Dallas, Texas  75234


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By: s/ Tricia McLoughlin
                                  --------------------
                              Print Name: Tricia McLoughlin
                              Title: Senior Vice President

     LML Resort Corporation, an Alabama corporation, being the Borrower named in the foregoing Subordination Agreement, hereby accepts and consents thereto and agrees to be bound by all of the provisions thereof and to recognize all priorities and other rights granted thereby to FOOTHILL CAPITAL CORPORATION, a California corporation ("Lender"), and to pay Lender in accordance therewith.

     Dated:  July ___, 1996.

                              LML RESORT CORPORATION,
                              an Alabama corporation



                              By: s/ Walter B. Jaccard
                                  --------------------
                              Print Name: Walter B. Jaccard
                              Title:  Vice President

                                                                       (Seal)

STATE OF CALIFORNIA     (S)
                        (S)      ss.
COUNTY OF LOS ANGELES   (S)

          On July __, 1996, before me, ____________________ personally appeared Harry J. White, Jr., Vice President of USTrails Inc., a Nevada corporation personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

           WITNESS my hand and official seal.



                                           ___________________________


STATE OF CALIFORNIA     (S)
                        (S)      ss.
COUNTY OF LOS ANGELES   (S)



          On July __, 1996, before me, ____________________ personally appeared Tricia McLoughlin, Senior Vice President of Foothill Capital Corporation, a California corporation personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

           WITNESS my hand and official seal.



                                           ___________________________

STATE OF CALIFORNIA     (S)
                        (S)      ss.
COUNTY OF LOS ANGELES   (S)



          On July __, 1996, before me, ____________________ personally appeared Walter B. Jaccard, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



                                           ___________________________

Alpine Bay/Logan Landing
Alabama

                                   EXHIBIT A

                      DESCRIPTION OF RECORDED DOCUMENT(S)

          MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES executed by LML RESORT CORPORATION, an Alabama corporation, dated June 25, 1990 and recorded in the Official Records of Talladega County, State of Alabama in Book 751, at Page 30 in favor of USTRAILS INC., a Nevada corporation, formerly known as NACO FINANCE CORPORATION;

          DEED OF TRUST MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES executed by LML RESORT CORPORATION, an Alabama corporation, dated April 15, 1991 and recorded May 2, 1991 in the Official Records of Talladega County, State of Alabama in Book 0760, at Page 0064 in favor of USTRAILS INC., a Nevada corporation, formerly known as NACO FINANCE CORPORATION; as amended by means of that certain FIRST AMENDMENT TO MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS dated August 2, 1991, executed by LML RESORT CORPORATION, an Alabama corporation in favor of USTRAILS INC., a Nevada corporation and recorded on August 13, 1991 in the Official Records of the County of Talladega, State of Alabama in Book 0605, at Page 0496, as amended by means of that certain SECOND AMENDMENT TO MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF LEASES AND RENTS dated August 30, 1991, executed by LML RESORT CORPORATION, an Alabama corporation in favor of USTRAILS INC., a Nevada corporation and recorded on September 20, 1991 in the Official Records of the County of Talladega, State of Alabama in Book 0751, at Page 0500.

          MORTGAGE AND SECURITY AGREEMENT executed by LML RESORT CORPORATION dated December 31, 1991, and recorded on January 27, 1992 in the Official Records of Talladega County, State of Alabama, in Book 0760, Page 0690 in favor of USTRAILS INC., formerly known as NACO FINANCE CORPORATION, as the same has been amended by means of that certain FIRST AMENDMENT TO MORTGAGE AND SECURITY AGREEMENT dated as of November 10, 1994, and recorded on April 6, 1995 in the Official Records of Talladega County, State of Alabama, in Book 0810, Page 0265.

          This assignment affects the real property described on Exhibit B attached hereto and incorporated herein.

                                  EXHIBIT "B"
                                  -----------

                              [LEGAL DESCRIPTION]

                                 EXHIBIT 10.25

               SCHEDULE OF SUBSTANTIALLY IDENTICAL SUBORDINATION
        AGREEMENTS BETWEEN THE COMPANY AND FOOTHILL CAPITAL CORPORATION
        ---------------------------------------------------------------



     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Alpine Bay, recorded in Talladega County, Alabama.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Verde Valley, recorded in Yavapai County, Arizona.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Anza-Borrego, recorded in San Diego County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Donner Pass, recorded in Placer County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Donner Pass, recorded in Nevada County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Idyllwild, recorded in Riverside County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Lake Minden, recorded in Yuba County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Lake of the Springs, recorded in Yuba County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Oakzanita Springs, recorded in San Diego County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Palm Springs, recorded in Riverside County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Pio Pico, recorded in San Diego County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Rancho Oso, recorded in Santa Barbara County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Russian River, recorded in Sonoma County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to San Benito, recorded in San Benito County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to San Jose, recorded in Santa Clara County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Snowflower, recorded in Placer County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Snowflower, recorded in Nevada County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Soledad, recorded in Los Angeles County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Stagecoach, recorded in San Diego County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Turtle Beach, recorded in San Joaquin County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Wilderness Lakes, recorded in Riverside County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Windsor, recorded in Sonoma County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Yosemite, recorded in Tuolumne County, California.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Cultus Lake, recorded, in the Province of British Columbia.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Orlando, recorded in Lake County, Florida.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Fox River, recorded in LaSalle County, Illinois.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Indian Lakes Wilderness Preserve, recorded in Ripley County, Indiana.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Horseshoe Lake, recorded in Vermillion County, Indiana.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to St. Clair, recorded in St. Clair County, Michigan.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Hickory Hill, recorded in Jackson County, Mississippi.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Indian Point, recorded in Jackson County, Mississippi.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Jefferson Resort, recorded in Jefferson County, Missouri.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Las Vegas, recorded in Clark County, Nevada.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Chestnut Lakes, recorded in Atlantic County, New Jersey.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Forest Lake, recorded in Davie County, North Carolina.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Lake Royale, recorded in Franklin County, North Carolina.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Kenisee Lake, recorded in Ashtabula County, Ohio.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Wilmington, recorded in Clinton County, Ohio.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Bend, recorded in Deschutes County, Oregon.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Pacific City, recorded in Tillamook County, Oregon.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to South Jetty, recorded in Lane County, Oregon.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Beech Mountain Lakes, recorded in Luzerne County, Pennsylvania.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Hershey, recorded in Lebanon County, Pennsylvania.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Treasure Lake, recorded in Clearfield County, Pennsylvania.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Carolina Landing, recorded in Oconee County, South Carolina.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Foxwood (Kinston), recorded in Oconee County, South Carolina.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Foxwood Hills, recorded in Oconee County, South Carolina.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Cherokee Landing, recorded in Hardeman County, Tennessee.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Natchez Trace, recorded in Lewis County, Tennessee.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Natchez Trace, recorded in Lawrence County, Tennessee.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Tansi, recorded in Cumberland County, Tennessee.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Bay Landing, recorded in Wise County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Colorado River, recorded in Colorado County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Galveston Island, recorded in Galveston County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Lake Conroe, recorded in Montgomery County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Lake Tawakoni, recorded in Rains County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Lake Texoma, recorded Grayson County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Lake Whitney, recorded in Hill County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Medina Lake, recorded in Bandera County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Westwind Manor, recorded in Wise County, Texas.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Chesapeake Bay, recorded in Gloucester County, Virginia.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Lynchburg, recorded in Campbell County, Virginia.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Virginia Landing, recorded in Accomack County, Virginia.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Birch Bay, recorded in Whatcom County, Washington.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Black Point, recorded in Jefferson County, Washington.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Chehalis, recorded in Lewis County, Washington.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Leavenworth, recorded in Chelan County Washington.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Little Diamond, recorded in Pend Oreille County, Washington.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Long Beach, recorded in Pacific County, Washington.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Mt. Vernon, recorded in Skagit County, Washington.

     Subordination Agreement dated as of July 10, 1996, between the Company and Foothill Capital Corporation, with respect to Rainier, recorded in Lewis County, Washington.